UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2005

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey, 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On June 13, 2005, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), caused the mandatory conversion (the “Conversion”) of all 215,018 outstanding Series B Preferred Operating Partnership Units of Limited Partnership Interest of the Operating Partnership (the “Series B Preferred Units”) into 6,205,425.72 common units of limited partnership interest of the Operating Partnership (the “Common Units”).

The Conversion was effected in accordance with the terms and conditions of the Certificate of Designation of Series B Preferred Operating Partnership Units of Limited Partnership Interest of Mack-Cali Realty, L.P. dated December 11, 1997 (the “Certificate”). As set forth in the Certificate, each Series B Preferred Unit was converted into whole and fractional Common Units equal to (x) the $1,000 stated value, divided by (y) the conversion price of $34.65.

The issuance of the 6,205,425.72 Common Units upon the Conversion of all the outstanding Series B Preferred Units was exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The Common Units are redeemable by the holders of Common Units at their option, subject to certain restrictions, on the basis of one Common Unit for either one share of the General Partner’s common stock, par value $0.01 per share (the “Common Stock”), or cash equal to the fair market value of a share of Common Stock at the time of the redemption. The General Partner has the option to deliver shares of Common Stock in exchange for all or any portion of the cash requested. Upon such redemption into Common Stock, fractional shares will be cashed out. The General Partner has previously registered the resale of shares of Common Stock that may be issued upon redemption of Common Units under the Securities Act.

Notices of the Conversion, together with new certificates representing the Common Units into which the Series B Preferred Units have been converted, are being delivered to all of the former holders of the Series B Preferred Units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 15, 2005	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and

Chief Financial Officer

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 15, 2005	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and

Chief Financial Officer